EQUIPOINTE FUNDS

PROSPECTUS

Equipointe Growth and Income Fund

Trend Trader, LLC

September 30, 2005

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY	3
FEES AND EXPENSES OF THE FUND	9
INVESTMENT PROCESS	10
TYPES OF PRINCIPAL INVESTMENTS	12
FINANCIAL HIGHLIGHTS	14
FUND MANAGEMENT	15
YOUR ACCOUNT	17
EXCHANGE PRIVILEGE	26
VALUATION OF FUND SHARES	26
DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT	27
SHAREHOLDER REPORTS	28
PRIVACY POLICY	28
ADDITIONAL INFORMATION	29

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Equipointe Growth and Income Fund (the “Fund”) has not authorized others to provide additional information.  The Fund does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

          See “Privacy Policy” on page 28 for a description of the Fund’s Policy.

SUMMARY

Investment Objective.  The Fund seeks growth and income.  This investment objective cannot be changed without shareholder approval.

Principal Investment Strategy.  The Fund’s investment adviser, Trend Trader, LLC. (the “Adviser”) uses technical analysis to construct a diversified portfolio of securities focused on a balance of growth and income.  The Adviser’s methodology includes three components:  a “core” position strategy that uses market timing of stock index futures contracts, a security selection strategy based on moving averages and a diversification strategy.

●

The Adviser uses the “core” position strategy to market time the S&P 500 Index® (the “S&P 500”) and the NASDAQ 100 Index® (the “NASDAQ 100”) by trading stock index futures contracts long and short.  The Adviser will execute a long trade (and close a short trade) on the day following any day where the S&P 500 or the NASDAQ 100 moves from a close below the 50-day SMA to a close above the 50-day SMA.  The Adviser purchases and sells stock index futures contracts to implement this strategy.  A stock index futures contract is an agreement that requires the seller to pay the buyer an amount based on the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.

●

The Adviser uses the security selection strategy to purchase portfolio securities that will generate growth, income or both among diversified industries or groups of related industries.  The Adviser will only purchase a security for the Fund’s portfolio if the security is trading above the 50-day simple moving average (“SMA”).  The Adviser invests in each of the securities types listed below to implement this strategy.

●	The Adviser uses the diversification strategy to maintain balance within the Fund’s portfolio. The Adviser invests in each of the securities types listed below to implement this strategy.

Technical analysis seeks to identify and project price trends through the use of charts and computer programs that examine the current supply and demand for securities based on trading value and price studies.  These trends are not static and will change with the market.

The Adviser seeks, through the use of stop orders entered into the market, to define specific points of exit for losing trades to minimize losses.  Although the Adviser places stop orders on all positions, the Adviser may, in its discretion, sell profitable positions and losing positions held above the stop order limit in furtherance of the Fund’s investment objective.

To achieve growth, the Fund invests in U.S. common stocks, domestic exchange- and over-the-counter (“OTC”)-traded derivative instruments, domestic real estate investment trusts (“REITs”), sponsored and unsponsored American Depositary Receipts (“ADRs”) and securities of U.S. companies in the natural resources sector.  ADRs are stocks that trade in the United States but represent a specified number of shares in a foreign corporation.  The Fund will invest in stocks without regard to market capitalization and, aside from companies in the natural resources sector, the Fund will not focus its investments in a particular industry or sector.

To achieve income, the Fund invests in U.S. bonds, domestic exchange- and over-the-counter (“OTC”)-traded derivative instruments and domestic income-producing equity securities (common stocks, preferred stocks and convertible securities) that have a current yield greater than 5%.  The Fund may invest in bonds rated in any category by Standard  & Poor’s Ratings Group or another nationally recognized statistical rating organization, including high yield or “junk” bonds or bonds that are in default.  The Fund will invest in corporate bonds, mortgage-backed securities (securities based on a pool of mortgages issued by private companies or U.S. government agencies), asset-backed securities (securities based on loan contracts, leases or receivables originated by banks, credit card companies or other providers of credit) and U.S. Government (and its agencies) bonds.  U.S. government and its agencies bonds in which the Fund may invest are obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration and Federal Home Loan Mortgage Corporation.  The Fund will invest without regard to a target duration or an average dollar-weighted maturity.  In addition, the Fund will invest in bonds with varying interest rates, dividend payments, principal payments or reset terms of such investments.

The Fund may invest in derivative instruments (covered calls, options, futures contracts and options on futures contracts) for hedging and speculative purposes consistent with its investment objective.  These purposes are to hedge, to manage risk, to generate income, to increase position size or to create a position in securities moving in a market direction.

The Fund may invest up to 80% of its total assets in cash and cash equivalents as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances.  The Fund defines cash equivalents as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit.  To the extent the Fund engages in any temporary strategies, the Fund may not achieve its investment objective.

Principal Risk Factors.  The main risks of investing in the Fund are:

Management Risks.  The Adviser actively manages the Fund using a technical analysis methodology.  There is no guarantee that the investment techniques and risk analyses used by the Adviser will produce the desired results.  The Adviser’s technical investment strategy will not incorporate fundamental analysis, which focuses on balance sheet, income statement and other basic economic and managerial data of issuers.  The Adviser’s technical analysis may result in the purchase of securities of companies in financial distress.  The Adviser has no prior experience providing investment advisory services to registered investment companies.

Market Risks.  The market prices of securities held by the Fund may go up or down, sometimes rapidly or unpredictably.  The value of a security may decline due to general market conditions that are not specifically related to a particular company or because of factors that affect a particular industry or industries.  Market risk may affect a single company, sector of the economy, industry or the market as a whole and is common to all investments.  Because the Fund’s investments are subject to market risk, the value of the Fund’s investments may decline and you may lose money.  Securities with substantial market risk tend to have heightened exposure to liquidity risk, a risk that the Adviser may not be able to sell securities held in the Fund’s portfolio at an optional time or at a price the Adviser believes the security is currently worth.  An inability to sell securities can adversely affect the Fund’s value.

Market Timing Risks.  The Adviser will engage in market timing with respect to 20% of the Fund’s total assets.  There is no guarantee that the Adviser’s market timing strategy will be successful.  The Fund could be exposed to declining markets and/or could miss a market rise if the Adviser’s model does not correctly predict market movements.  As a result, there is no assurance that the Adviser’s market timing strategy will enable the Fund to achieve its investment objective.

Frequent Trading/High Portfolio Turnover Risks.  The Adviser’s investment strategy, which includes security selection based on moving averages and market timing, is expected to involve frequent trading.  As a result, the Fund anticipates an average yearly portfolio turnover of approximately 400%.  The portfolio turnover rate indicates changes in the Fund’s securities holdings.  High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in the realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact the Fund’s returns.  It is possible that the Fund may distribute sizable taxable gains to its shareholders, regardless of the Fund’s net performance.  The trading costs and tax effects associated with portfolio turnover will adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

Short Sales Risks.  As part of the Adviser’s market timing strategy, the Adviser may trade specific securities short.  Short sales are transactions in which the Fund sells a security it does not own in anticipation that the security value will decline.  Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering the short position”) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  In such a case, the potential risk of loss is unlimited.  Short selling may also result in higher transaction costs (such as interest and dividends) that reduce the Fund’s return, and may result in higher taxes.

Stock Risks:  Common stocks generally fluctuate in value based on the earnings of the company and on general industry and market conditions.  Rights and interests of common stock owners are subordinate to those of preferred stock and bond holders.  A fund that invests a significant amount of its assets in common stocks is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Bond Risks:  Bonds may have varying levels of sensitivity to changes in interest rates and other factors.  Typically, the price of a bond falls when interest rates rise.  The absence of a target duration for the Fund’s portfolio may increase interest rate risk.  Bonds with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.  Generally, the longer a bond’s maturity, the greater the risk and the higher its yield.  Conversely, the shorter a bond’s maturity, the longer the risk and the lower its yield.  Many types of bonds are subject to prepayment risk, which is the risk that the issuer can repay principal prior to maturity.  The price of a bond may also be affected by changes in the credit quality of the issuer or by an issuer’s default on its payment obligations.  Because bond values fluctuate, the Fund’s share price will fluctuate.

Credit Risks:  Individual bonds may be subject to the credit risk of the issuer.  This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations such as payment of the principal amount at maturity.  Lower rated bonds involve greater credit risk, including the possibility of default or bankruptcy.

Junk Bond Risks:  The Fund may invest in bonds rated below investment grade or “junk” bonds.  Junk bonds are considered to be predominantly speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  Junk bonds generally involve a greater risk of default and are subject to a substantially higher degree of credit risk or price changes than other types of bonds.  Junk bonds may be sensitive to economic changes, political changes or adverse developments specific to a company.  Accordingly, junk bonds present a significant risk for loss of principal and interest.  Junk bonds may also be less liquid than other types of bonds, meaning that they may be harder to sell at the time and price that the Adviser would like to sell.

Liquidity Risks:  The bonds in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivatives Risks:  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of the Fund’s derivative portfolio will not correlate with the Fund’s other investments.  The use of derivatives (options, futures, or options on futures) may involve leverage.  These derivative investments require little or no initial payment and base their price on a security, a currency or an index.  A small change in the value of the underlying security, currency or index may cause a sizable gain or loss in the price of the instrument.  When investing in futures, the Fund is exposed to the risk that the security’s future value may be higher or lower at the time of sale or purchase, respectively.  When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written.  To the extent required by regulatory guidelines, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure.  When purchasing options, the Fund is exposed to the potential loss of the option purchase price.  Derivatives may be illiquid and the market for derivatives is largely unregulated.

The Fund invests in both exchange- and OTC-traded derivatives.  Exchange-traded derivatives are subject to the credit risk of the exchange clearinghouse.  OTC transactions are subject to the credit risk of the counterparty to the instrument, are not guaranteed by a clearing agency, and are generally less liquid than exchange-traded derivatives.  OTC transactions also include the risk of default by the counterparty.

Stock Index Futures Risks:  The risk of loss from investments in stock index futures contracts for speculative purposes is potentially unlimited.  Using stock index futures contracts for hedging purposes involves risks associated with an imperfect correlation, or no correlation at all, between movements in the stock index futures contract and the portion of the Fund’s portfolio being hedged.  The price of stock index futures contracts may not correlate perfectly with the movement in the stock index because of certain market distortions.  As a result of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by the Adviser still may not result in a successful use of such futures transactions.

REIT Risks:  Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions.  Changes in interest rates may also affect the value of the Fund’s investment in REITs.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

ADR Risks:  Investments in ADRs involve risks that are in addition to the usual risks inherent in domestic investments.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.  In addition, the value of the Fund’s assets will increase or decrease in response to fluctuations in the value of foreign currencies.  Unsponsored ADRs may be more risky due to the additional costs involved to the Fund, the relative illiquidity of the issue in U.S. markets and the possibility of higher trading costs in the over-the-counter market.

Natural Resources Risks:  The market value of securities of companies principally engaged in the natural resources sector may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.  Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries.  Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.  These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Market Capitalization Risks.  The Fund will invest in common stocks without regard to market capitalization.  Accordingly, the Fund may purchase stocks of companies with small and medium size market capitalizations.  The frequency and volume of trading in securities of small and medium companies may be substantially less than is typical of larger companies.  Therefore, the securities of small and medium capitalization companies may be subject to greater and more abrupt price fluctuations than larger companies.  In addition, small and medium capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Mortgage- and Asset-Backed Securities Risks:  Mortgage- and asset-backed securities are subject to a number of risks, including interest rate risk, which is more pronounced in these types of securities than in other fixed income securities.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of these securities.  When interest rates fall, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or the entire principal owed to the issuer.  If that happens, the Fund may have to replace the security by investing the proceeds in a security with a lower yield.  This could reduce the Fund’s share price and its income distributions.  When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk, which is the risk that these securities will be paid off more slowly than originally anticipated and their value will decrease as the average life and interest rates increase.

Government Obligations Risks:  For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  As a result, there is risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association (Ginnie Maes) are supported by the full faith and credit of the United States, while securities issued by the Federal National Mortgage Association (Fannie Maes) and the Federal Home Loan Mortgage Corporation (Freddie Macs) are supported only by the discretionary authority of the U.S. government.  Moreover, securities issued by the Student Loan Marketing Association (Sallie Maes) are supported only by the credit of that agency.

Convertible Securities Risks:  The Fund may invest in convertible securities, which are debt or preferred securities that generally pay interest or dividends and may be converted into common or preferred stock.  These securities may carry risks associated with both equity and debt securities.  The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline.  Their value also tends to change whenever the value of the underlying common or preferred stock fluctuates.

Preferred Stock Risks:  Preferred stocks are subject to interest rate risk and credit risk.  The value of these stocks will tend to fall in response to a general increase in interests rates and risk in value in response to a general decline in interest rates.  In addition, the value of preferred stocks will vary in response to changes in the credit rating of the issuing corporation.

Who Should Invest.  The Fund may be an appropriate investment for you if you:

• Seek growth and income; and

• Have a high level of risk tolerance.

Fund Performance.  Performance information is not included because the Fund did not commence operations until after the date of this Prospectus.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment) (1)	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (2)

Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	None
Other Expenses (3)	0.81%	0.78%
Total Annual Fund Operating Expenses (4)	1.56%	1.28%
Less: Fee Waiver/Expense Reimbursement(5)	(0.51)%	(0.48)%
Net Expenses	1.05%	0.80%

_____________________

(1)         You will be charged a $10 service fee if you redeem shares by wire and a $15 service fee for overnight deliveries.  See “Your Account-How to Sell Shares.”

(2)         Stated as a percentage of the Fund’s average daily net assets.

(3)        “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year and are presented before any fee waivers or expense reimbursements of the Adviser.

(4)         As a result of frequent trading of the Fund’s assets, the Fund will incur brokerage costs in connection with the buying and selling of securities that will diminish the Fund’s returns.  These brokerage costs are not reflected in the Fund’s “Total Annual Fund Operating Expenses” because brokerage costs are capitalized and included as part of the purchase or sale price of the underlying securities.

(5)         Pursuant to a contractual expense cap/reimbursement agreement between the Adviser and the Fund, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.05% and 0.80% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets.  The expense cap/reimbursement agreement will continue in effect until February 1, 2006. Subsequent to that date, the Adviser or the Fund can terminate the expense cap/reimbursement agreement.  The expense cap/reimbursement agreement automatically will terminate upon termination of the investment advisory agreement between the Adviser and the Fund.  Subject to Board approval, the Adviser may recoup any expenses or fees it has waived or reimbursed within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Adviser may not recoup any such fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same each year and that the Adviser’s fee waiver/expense reimbursement discussed above will not continue beyond the initial one-year term.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years
Investor Class	$107	$443
Institutional Class	$ 82	$358

INVESTMENT PROCESS

In constructing a portfolio for the Fund, the Adviser, Trend Trader, LLC, uses a technical strategy that involves three components.  First, the Adviser uses a security selection strategy based on the 50-day SMA (“SMA”).  Second, the Adviser uses a “core” position that employs market timing long and short of market indices.  Third, the Adviser uses a diversification strategy in which no industry or group of related industries is greater than 8% of the Fund’s portfolio.

The Adviser seeks to manage risk by identifying specific points of exit for losing trades.  A losing trade is a trade with a current market value that is worth less than when the initial trade was placed.  The Adviser enters stop orders with respect to the Fund’s equity holdings, other than covered call positions, to protect against unlimited losses.  Under ordinary circumstances, the Fund will sell any position that has a loss greater than 15%, measured from when the security was purchased.  In its discretion, the Adviser may exit any losing position before the 15% maximum loss taking into account current market conditions and the Fund’s portfolio balance.

Moving Averages are calculated by totaling the closing market price of a security over a previously determined time frame and dividing that total by the previously determined time frame.  For example, a 50-day SMA is the value resulting from the sum of a security’s closing market price for the previous 50 days, divided by 50.  This value provides data points that when plotted on a line chart will produce a finite value that can then be compared to the value of the underlying security.

The Adviser defines the Fund’s potential investments by security type and a corresponding industry or group of related industries in order to diversify the Fund’s portfolio.  With respect to 80% of the Fund’s total assets, the Adviser follows a strategy of diversification across multiple industries and groups of related industries in which no industry or group of related industries represents more than 8% of the Fund’s total assets.  However, the Fund may invest more than 8% of its total assets in a particular security type, as indicated below under “Types of Principal Investments.”  For example, the Fund may invest up to 40% of its total assets in domestic options, but only 8% of the Fund’s total assets may be invested in options of a single industry, like transportation or utilities.  The Fund’s portfolio will change dependent upon the security type and industry or group of related industries relationship to the 50-day SMA.  The Adviser will attempt to improve Fund performance by over weighting higher performing industries or groups of related industries, based on the Adviser’s proprietary models.  The Adviser will also enter into covered call positions to mitigate risk.  In implementing the security selection strategy and the diversification strategy, the Adviser invests in each of the securities types discussed in the “Types of Principal Investments” section, other than stock index futures contracts.

Covered Calls involve the sale to a third party of the right to buy an asset at a future date for a predetermined price.

The Adviser follows a “core” position strategy that uses market timing with respect to 20% of the Fund’s total assets.  The Adviser will market time the S&P 500 with respect to 10% of the Fund’s total assets and will market time the NASDAQ 100 with respect to 10% of the Fund’s total assets.  The Adviser conducts market timing through stock index futures contracts using the 50-day SMA.  The Adviser will execute a long trade (and close the short trade) on the day following any day where the S&P 500 or the NASDAQ 100 moves from a close below the 50-day SMA to a close above the 50-day SMA.  The Adviser will close the long trade and initiate a short trade on the day following any day where the close of the S&P 500 or the NASDAQ 100 moves from a close above the 50-day SMA to a close below the 50-day SMA.

These strategies allow the Adviser to account for market risk and rebalance the Fund’s portfolio based upon market forces.  The Fund will typically hold approximately 100 securities.  The Fund will incur higher transaction costs than mutual funds that hold a smaller number of securities because of the expenses associated with frequent trading.

Portfolio Turnover.  The Adviser’s investment strategy, which includes security selection based on moving averages and market timing, is expected to involve frequent trading.  As a result, the Fund anticipates an average yearly portfolio turnover of approximately 400%.  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in the realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact the Fund’s returns.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and cause the Fund to experience losses.

TYPES OF PRINCIPAL INVESTMENTS

In implementing the Fund’s investment objective, the Adviser uses a technical analysis to construct a diversified portfolio of securities focused on a balance of growth and income across multiple industries and groups of related industries.  Accordingly, the Fund may invest in the following securities and use the following strategies.  Some of these securities and strategies involve special risks, which are described under “Summary,” above, and in the SAI.

Common Stocks.  The Fund will invest in common stocks of U.S. companies as a principal investment strategy.

Bonds.  The Fund will invest in bonds of U.S. companies (corporate bonds, mortgage- and asset-backed bonds and bonds issued by the U.S. government and its agencies) as a principal investment strategy.  Issuers of bonds have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date.  Certain securities (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity.  Issuers are most likely to call such securities during periods of falling interest rates.  As a result, the Fund may be required to invest the unanticipated proceeds of the called security at lower interest rates, which may cause the Fund’s income to decline.

The Fund may invest in bonds of varying maturities.  The term “bond” generally refers to securities with maturities longer than two years.  Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and ten years are considered intermediate-term, and bonds with maturities greater than ten years are considered long-term.

Options and Futures Transactions.  The Fund may invest up to 40% of its total assets in domestic options, futures and options on futures transactions relating to stocks, indexes, foreign currencies and interest rates, which are sometimes referred to as derivative transactions.  The Adviser will implement covered call options on stocks and spreads, with no position ever left uncovered.  The Adviser invests in such instruments for hedging and speculative purposes consistent with its investment objective.  These purposes are to hedge, to manage risk, to generate income, to increase position size or to create a position in securities moving in a market direction.  The Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available.

Options and Futures Transactions.  The Fund may invest up to 40% of its total assets in domestic options, futures and options on futures transactions relating to stocks, indexes, foreign currencies and interest rates, which are sometimes referred to as derivative transactions.  The Adviser will implement covered call options on stocks and spreads, with no position ever left uncovered.  The Adviser invests in such instruments for hedging and speculative purposes consistent with its investment objective.  These purposes are to hedge, to manage risk, to generate income, to increase position size or to create a position in securities moving in a market direction.  The Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available.

REITs.  The Fund may invest up to 20% of its total assets in REITs, which are pooled investment vehicles that invest in domestic real estate or real estate-related loans.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes and hotels and derive income primarily from the collection of rents.  Equity REITS can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law.

ADRs.  The Fund may invest up to 15% of its total assets in ADRs.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.  ADRs are available through facilities, which may be either “sponsored” (established jointly by a depositary and the underlying issuer) or “unsponsored” (established without the participation of the underlying issuer).  Higher fees are generally charged in an unsponsored program compared to a sponsored facility.  Holders of unsponsored ADRs may receive less information and have more limited rights than holders of sponsored ADRs.  Only sponsored ADRs may be listed on the New York or American Stock Exchanges.

Natural Resources.  The Fund may invest up to 20% of its total assets in the securities of U.S. companies in the natural resources sector that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources.  Natural resources include metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), timber, land, undeveloped real property and agricultural commodities.

U.S. Government Obligations.  The Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance.  The Fund may also invest in bonds issued or guaranteed by the U.S. government and its agencies.  U.S. government and its agencies bonds are obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration and Federal Home Loan Mortgage Corporation).  Not all investments in securities of the U.S. government and its agencies and instrumentalities are directly guaranteed or insured by the U.S. government or backed by the full faith and credit of the U.S. government.

Mortgage- and Asset-Backed Securities.  Mortgage-backed securities may be issued by private U.S. companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.  Asset-backed securities represent participations in, or are secured by and payable from, domestic assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Convertible Securities.  The Fund may invest in convertible securities of U.S. companies (bonds, preferred stocks and other securities that may be converted into or exchanged for equity securities at a specified price or formula).  Convertible securities have general characteristics similar to both fixed income and equity securities.  The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security.

Preferred Stocks.  The Fund may invest in preferred stocks of U.S. companies.  Generally, preferred stocks are non-voting shares of a corporation that pay a fixed or variable stream of dividends.  Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects.  Preferred stock may or may not be convertible into common stock.  Because preferred stock is subordinate to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Cash and Cash Equivalents; Temporary Strategies.  The Fund may invest up to 80% of its total assets in cash and short-term fixed income securities of U.S. companies as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

Additional Information Regarding Short Sales.  The Fund may employ short sales as a principal investment strategy.  In a short sale, the Fund sells a security it does not own in anticipation that the security’s price will decline.  To complete the short sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  The Fund will incur transaction costs in effecting short sales, including premiums, dividends, interest and other expenses.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s performance from inception to the end of the Fund’s first semi-annual period on April 30, 2005. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  Unaudited financial statements for the Fund’s first semi-annual period are included in the Semi-Annual Report, which is available without charge upon request by calling 1-800-841-0380.

EQUIPOINTE GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
(UNAUDITED)

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD
FEBRUARY 14, 2005*
TO
APRIL 30, 2005

NET ASSET VALUE, BEGINNING OF PERIOD	$ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	-
Net realized and unrealized loss on investments and securities sold short	(0.67)
TOTAL FROM INVESTMENT OPERATIONS	(0.67)
NET ASSET VALUE, END OF PERIOD	$ 9.33
TOTAL RETURN (1)	(6.79)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$ 16,520
Ratio of expenses to average net assets:(2)
Before expense reimbursement	3.25%
After expense reimbursement	1.05%
Ratio of net investment loss to average net assets: (2)
Before expense reimbursement	(2.22)%
After expense reimbursement	(0.02)%
Portfolio turnover rate (1)	128%

                                                 *    Commencement of operations.

                                                (1)  Not Annualized.

                                                (2)  Annualized.

FUND MANAGEMENT

Under the laws of the State of Delaware, the Board of Trustees (the “Board of Trustees”) of Equipointe Funds (the “Trust”) is responsible for managing the Trust’s business and affairs.  The Board of Trustees also oversees duties required by applicable state and federal law.  The Trust has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), pursuant to which the Adviser manages the Fund’s investments and business affairs, subject to the supervision of the Board of Trustees.  The Adviser provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and trustees of the Fund who are interested persons of the Adviser.

Investment Adviser.  The Adviser provides portfolio management services to individuals, trusts, estates, corporations, pension and profit sharing plans, banks and thrift institutions.  The Adviser does not currently manage any registered investment companies other than the Trust.  The Adviser was founded in 1997 and is located at 8700 E. Northsight Boulevard, Suite 150, Scottsdale, Arizona 85260.

In placing portfolio transactions for other advisory accounts managed by the Adviser, the Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.

Under the Investment Advisory Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.50% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between the Adviser and the Fund, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.05% and 0.80% for Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets.  This expense cap will continue in effect until February 1, 2006 with successive renewal terms of one year, unless terminated by the Adviser or the Fund prior to the renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors at the time any such amounts are waived and/or reimbursed.

Portfolio Managers.  The Fund's portfolio managers are Mark A. Seleznov and Alex B. Seleznov.  Mark Seleznov has been the Managing Partner of the Adviser since its inception in 1997.  Alex Seleznov has been Director of Money Management Operations and Chief Financial Officer of the Adviser since 1999.  Prior to 1999, Alex Seleznov was employed by Semple & Cooper, LLP, a certified public accounting firm.

Custodian.  As custodian of the Fund’s assets, Penson Financial Services, Inc., 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust.

Transfer Agent and Dividend Disbursing Agent.  Gemini Fund Services, LLC (“GFS”) acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  As transfer and dividend distributing agent, GFS has agreed, among other duties, to:  (1) maintain shareholder accounts; (2) process purchase and redemption orders, transfers and exchanges; (3) process dividend payments; (4) respond to inquiries by Fund shareholders and others relating to its duties; (5) mail prospectuses, annual and semi-annual reports and other shareholder communications; (6) implement the Trust’s anti-money laundering procedures; and (7) calculate any Rule 12b-1 Plan fees.

Distributor.  The Adviser is also a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”) and acts as principal distributor of the Fund’s shares (the “Distributor”).  Pursuant to a brokerage agreement between the Trust and the Distributor, the Distributor will execute trades, subject to best execution requirements, on the Fund’s behalf.  The Fund is charged a flat $7.00 brokerage commission for each trade executed through the Distributor.  The brokerage agreement has an initial term of one year and may not be terminated by the Distributor prior to the end of the initial term.

The execution of trades on the Fund’s behalf results in the Fund’s payment of a brokerage fee to the Distributor.  This may create an incentive for the Distributor to place more frequent trades for the Fund due to the fact that it receives a brokerage fee for each executed trade.  This potential conflict of interest is heightened in light of the high estimated portfolio turnover of the Fund.  In determining when and to what extent to use the Distributor as its broker for executing orders for the Fund on securities exchanges, the Adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions.  This standard allows the Distributor to receive no more than the remuneration that an unaffiliated broker in a commensurate arm’s length transaction would expect to receive.  The Board of Trustees approves and reviews transactions involving affiliated brokerage on a quarterly basis.

YOUR ACCOUNT

Rule 12b-1 Plan.  The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to Investor Class shares.  Under the terms of the Plan, Investor Class shares pay the Distributor a fee of 0.25% of the average daily net assets of Investor Class shares.  The Distributor uses this fee to finance activities that promote the sale of Investor Class shares.  Such activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating brokers, dealers and sales personnel.  Because Rule 12b-1 fees are paid out of the Fund’s net assets on an ongoing basis, over time these fees will increase the cost of your investment and could cost you more than paying other types of sales charges.

The Plan is a “reimbursement” plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution fees.  If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid.  No interest, carrying or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward.  If the Plan is terminated before the Distributor can be fully reimbursed, the Fund is not contractually obligated to pay these costs, although the Board of Trustees could approve this payment to the Distributor.

Description of Classes.  The Fund offers two classes of shares:  Investor Class and Institutional Class.  The classes differ with respect to their minimum investments.  In addition, Investor Class shares impose a Rule 12b-1 fee that is assessed against the assets attributable to that class and pay certain other expenses.  Investor Class shares are designed for “retail” investors and Institutional Class shares are designed for “institutional” investors.

Minimum Investments

The minimum investment requirements for the Fund are as follows:

	Investor Class	Institutional Class
• Initial investment:	$1,000	$5,000,000

• Subsequent investments:	$100	$50,000

• Automatic Investment Plan (“AIP”): (to maintain the plan, you must invest at least $100 per transaction)	$500	N/A

The Fund reserves the right to change or waive these minimums; you will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

How to Open an Account

●	Read this Prospectus carefully.

●

Complete the appropriate parts of the Purchase Application, carefully following the instructions.  Please note that your Purchase Application will be returned if any information is missing.  If you have questions, please contact your investment professional or call us at 1-800-841-0380.

●	Make your initial investment, and any subsequent investments, following the instructions set forth below. Send all items to one of the addresses referenced in “Your Account—How to Contact the Fund.”

On the Purchase Application, you will be asked to certify that your Social Security or Taxpayer Identification Number is correct and that you are not subject to back-up withholding.  In order to do this, an original signed Purchase Application must be on file with the Transfer Agent.  If you are subject to back-up withholding or you did not certify your Taxpayer Identification Number, the IRS requires the Fund to withhold 28% of any dividends paid and any redemption or exchange proceeds.

Important information about procedures for opening a new account.  The Fund is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, when you open an account, the Fund is required to obtain certain personal information, including your name, address, social security number, date of birth and other information that will allow the Fund to verify your identity.  The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you.  In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account and redeem your shares at the net asset value next determined after the account is closed.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Fund and the Distributor are not liable for fluctuations in value experienced as a result of such delays in processing.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other action.

How to Buy Shares

You may pay for your shares by check or wire.  You may also use the AIP or the exchange privilege.  The share price you receive will be the Fund’s net asset value next computed after the time the Transfer Agent receives your purchase order in proper form.  The Transfer Agent must receive your purchase order in proper form by 4:00 p.m., Eastern Time (or by the close of the New York Stock Exchange (the “NYSE”)) for your purchase to be effected on that day and to receive that day’s net asset value.  All purchase orders received after this time will receive the next day’s net asset value.  See “Valuation of Fund Shares.”  A confirmation indicating the details of each purchase transaction will be sent to you promptly.  The Fund reserves the right to reject any purchase request.

Proper form means that all shares are paid for and that you have included all required documentation along with any required Medallion signature guarantees.

Medallion signature guarantees are required for all authorized owners of an account:  (1) if you request that redemption proceeds be mailed or wired to a person other than the registered owner(s) of the shares; (2) if you request that redemption proceeds be mailed or wired to other than the address or bank account of record; or (3) if you submit a redemption request within 30 days of an address change.

By Check:

●	To establish a new account, see “Your Account -How to Open an Account.”

●

Make out a check for the investment amount, payable to “Equipointe Funds.” All checks must be in U.S. dollars and drawn on U.S. banks. Cash, credit cards, third-party checks, money orders, credit card checks or other checks deemed at the Fund’s discretion to be high risk will not be accepted.

●

If you wish to make additional purchases, complete the investment slip that is included with your account statement, or, if this is not convenient, reference your name, account number and address on your check.

●	Purchase Applications are considered received and accepted when received in proper form by the Transfer Agent.

●	Send your Purchase Application and check to one of the addresses referenced in “Your Account - How to Contact the Fund.”

If your check does not clear, you will be charged a $20 service fee.  You will also be responsible for any losses suffered by the Fund as a direct result of the insufficient funds.The Fund may redeem shares you own in this or another identically registered Equipointe Funds account as reimbursement for such losses.

By Wire

●	To establish a new account by wire transfer, please call the Transfer Agent at 1-800-841-0380. The Transfer Agent must assign an account number to you prior to wiring funds.

●	Instruct your bank to use the following instructions when wiring funds:

Wire to:                       First National Bank of Omaha
ABA Number 104000016

Credit:                         Equipointe Funds
Account Number 110192691

Further credit:             Equipointe Funds  (identify Equipointe Growth and Income Fund)
(your Account Number)
(your name or account registration)
(your Social Security or Taxpayer Identification Number)

●	The Transfer Agent must receive your wire by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your purchase to be effected on that day.

●	The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

By Automatic Investment Plan (“AIP”)

●	The AIP allows you to make regular, systematic investments in the Fund from your bank account.

●

Complete the appropriate section of the Purchase Application; alternatively, applications to establish the AIP on an existing account are available from the Transfer Agent.  Please call 1-800-841-0380 to obtain an AIP Application.

●

Under the AIP, you may choose to make additional investments on the 5th, 10th, 15th, 20th or 25th (or the following business day if one of these days falls on a weekend or holiday) in amounts of $100 or more.

●

A service fee of $20 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds or if you prevent withdrawal of funds from the designated account, and your purchase will be canceled. You will also be responsible for any losses suffered by the Fund as a direct result of such occurrences. The Fund may redeem shares you own in this or another identically registered Equipointe Fund account as reimbursement for such losses. Your AIP will also be terminated in the event two successive mailings to you are returned by the United States Post Office as undeliverable.  If this occurs, you must call or write to reinstate your AIP.

●	Upon a full redemption, any AIP established on your account will automatically be terminated, unless otherwise instructed in writing.

●	You can terminate your AIP at any time by calling the Fund at least five business days before your next scheduled investment date.

By Exchange

●

You may exchange your shares in the Fund for shares in any other Equipointe Funds account at any time by written or telephone request, unless you have declined this option on your Purchase Application, and provided that you have requested and received a copy of the relevant Equipointe Funds prospectus.

●

The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after the Transfer Agent receives exchange instructions in proper form.  Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day. Please note that an exchange is not a tax-free transaction.  Please consult your tax adviser for more information.

●	Send written exchange requests to one of the addresses referenced in “Your Account How to Contact the Fund.”

●	Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time. Currently, no limitations have been established.

●	Accounts opened by exchange will have the same registration and privileges as the existing account.

How to Sell Shares

You may sell (redeem) all or a portion of your shares at any time.  The share price you receive will be the Fund’s net asset value next computed after the time the Transfer Agent receives your redemption request in proper form.  The Transfer Agent must receive your redemption request in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) for your redemption request to be effected on that day and to receive that day’s net asset value.  All redemption requests received after this time will receive the next day’s net asset value.  See “Valuation of Fund Shares.”  The Fund normally will mail or wire your redemption proceeds per your instructions the next business day and, in any event, no later than seven days after receipt by the Transfer Agent of a redemption request in proper form.  Redemptions may be made by written or telephone request as described below.  You may also redeem shares using the exchange privilege.  In an exchange, you will receive shares of another Equipointe Fund rather than receiving cash redemption proceeds.  A confirmation indicating the details of each redemption transaction will be sent to you promptly.

By Written Request

●

Write a letter of instruction or complete a Redemption Request Form indicating the Fund name, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

●	Include the signatures of all registered account holders and any additional documents that may be required. See “Your Account Medallion Signature Guarantees” and “Your Account Special Situations.”

●	Send your request to one of the addresses referenced in “Your Account - How to Contact the Fund.”

●

Redemption proceeds will be mailed or wired per your request to the name(s) and address in which the account is registered or bank of record as shown on the records of the Transfer Agent, or otherwise according to your letter of instruction if the request is received in proper form.  Please note that a $10 fee will be deducted from your proceeds if you redeem by wire and a $15 fee will be deducted from your proceeds for overnight deliveries.

By Telephone

●	Telephone redemption privileges must have been previously established for your account to use this option.

●	To place your redemption request, please call the Transfer Agent at 1-800-841-0380. Redemption requests received by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.

●	Redemption requests by telephone are limited to a minimum of $500 and a maximum of $50,000 per account per day.

●

Proceeds redeemed by telephone will be mailed or wired per your request only to your address or bank of record as shown on the records of the Transfer Agent.  Please note that a $10 fee will be deducted from your proceeds if you redeem by wire and a $15 fee will be deducted from your proceeds for overnight deliveries.

●

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account, with a Medallion signature guarantee.  Further documentation may be requested from corporations, executors, administrators, trustees and guardians.  See “Your Account - Medallion Signature Guarantees” and “Your Account - Special Situations.”

●	The Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.

●	Once you place a telephone redemption request, it cannot be canceled or modified.

●

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone provided that the Fund has exercised reasonable verification procedures.  Accordingly, you bear the risk of loss.  However, the Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephone transactions and sending written confirmation of such transactions to the investor of record.

●

You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

By Exchange

●

You may exchange your shares in the Fund for shares in any other Equipointe Funds account at any time by written or telephone request, unless you have declined this option on your Purchase Application, and provided that you have requested and received a copy of the relevant Equipointe Funds prospectus.

●

The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after the Transfer Agent receives exchange instructions in proper form.  Exchange requests received in proper form by 4:00 p.m., Eastern Time (or by the close of the NYSE) will be effected on that day.  Please note that an exchange is not a tax-free transaction.  Please consult your tax adviser for more information.

●	Send written exchange requests to one of the addresses referenced in “Your Account How to Contact the Fund.”

●	Telephone exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time.

●	Accounts opened by exchange will have the same registration and privileges as the existing account.

Redemptions in Kind

The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than in cash) if the amount you are redeeming, limited in amount during any 90-day period, is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s net assets at the beginning of such period.  Redemptions in kind may include distributions of illiquid securities.  Accordingly, shareholders receiving securities issued pursuant to an in kind distribution may have difficulty selling the securities at an optimal time or at a price the shareholder believes the securities are currently worth.  In addition, the securities received in kind by a shareholder may decline in value before being sold.  If you receive an in kind distribution, you will likely incur a brokerage charge on the sale of such securities and you may be required to pay taxes on any capital gains.

Medallion Signature Guarantees

As a protection to both you and the Fund from possible fraudulent activity, the Fund may require a Medallion signature guarantee.  Medallion signature guarantees must be obtained from a participant in any one of three Medallion signature guarantee programs endorsed by the Securities Transfer Association:  Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).  Participants typically include commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the NYSE, credit unions, federal savings and loan associations or other eligible institutions.  Call your financial institution to determine if they are a participant in a Medallion program.  A Medallion signature guarantee may not be provided by a notary public.

Special Situations

Redemption requests from corporate, trust, and institutional accounts, and executors, administrators, and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, please call the Transfer Agent at 1-800-841-0380 before making the redemption request to determine what additional documents are required.

Investments Made Through Financial Intermediaries

If you invest through a financial intermediary (rather than directly with the Fund through the Transfer Agent), the policies and fees may be different than those described. Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares.  Consult your investment professional if you have any questions.  Your investment professional is responsible for transmitting your orders in a timely manner. financial intermediary must receive any purchase orders or redemption requests before 4:00 p.m., Eastern Time (or by the close of the NYSE) for the transaction to be effected on that day and to receive that day’s net asset value.  All purchase orders or redemption requests received after this time will receive the next day’s net asset value.

Closing of Accounts

Your account may be closed on not less than 60 days notice if, at the time of any redemption of shares in your account, the value of the remaining shares in your account falls below $500.  f the value of your account does not reach $500 within the 60 days, your entire account will be redeemed and the proceeds sent to your address of record.  In addition, if you attempt to redeem more than the current market value remaining in your account, your account will be redeemed in full and the proceeds sent to your address of record.

How to Contact the Fund

For overnight deliveries or regular U.S. Mail deliveries, use:	By Telephone:
Equipointe Growth and Income Fund	1-800-841-0380
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2

EXCHANGE PRIVILEGE

You may exchange your shares in the Fund for shares in any other Equipointe Funds account at any time by written request or if you have established telephone privileges, via telephone.  The value of the shares to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange in proper form.  An exchange from one fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.  Written exchange requests, sent by either regular U.S. mail delivery or via overnight delivery, should be directed to:  Equipointe Growth and Income Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.   Exchange requests may be subject to limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Fund reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

VALUATION OF FUND SHARES

The price of Fund shares is based on the Fund’s net asset value (“NAV”), which is calculated using the market price method of valuation.  The NAV is determined as of the close of trading (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is placed or the request is received in proper form.  A share’s NAV is the current value of the class’ assets, minus any liabilities, divided by the number of shares outstanding in the class.

Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith and in accordance with valuation and pricing procedures approved by the Board of Trustees.  The Board of Trustees has delegated to the Adviser the responsibility of determining when the market quotations for a security held by the Fund is not readily available.  The Adviser values each such security at fair value each business day for which market quotations are not readily available and reports procedures used and factors considered to determine valuations to the Board of Trustees on at least a quarterly basis.  In making the determination of fair value, the Adviser is guided by criteria specified in the valuation and pricing procedures adopted by the Board of Trustees.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX TREATMENT

For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, except to the extent any of the dividends are “qualified dividend income” eligible for the reduced rate of tax on net long-term capital gains.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains.  Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of “qualified dividend income” under the Internal Revenue Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year.  Such dividends and capital gains may also be subject to state or local taxes.  If you buy shares of the Fund when it has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.  If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Dividends and capital gains, if any, are usually distributed in November or December.  You should measure the success of your investment by the value of your investment at any given time and not necessarily by the distributions you receive.  Because of its investment objective, the Fund expects that its distributions will consist primarily of short-term capital gains.

All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that dividends or capital gains or both be paid in cash.  If you elect to receive dividends or capital gains distributions in cash and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions in shares of the Fund until the Fund receives an updated address from you.  The election to receive dividends in cash or reinvest them in shares may be changed by writing to:  Equipointe Growth and Income Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.   Such notice must be received at least ten days prior to the record date of any dividend or capital gains distribution.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, local or foreign tax considerations applicable to you.  You are urged to consult your own tax advisor.

Please see the SAI for more information about taxes.

SHAREHOLDER REPORTS

Financial reports of the Fund will be sent to you at least semi-annually.  Annual reports will include audited financial statements.  In addition, an account statement will be sent to you by the Transfer Agent at least quarterly.

PRIVACY POLICY

It is the policy of the Fund to respect the privacy of all shareholders and to protect the security and confidentiality of nonpublic personal information relating to those shareholders.

Personal Information Collected

The information collected by the Fund may come from the following sources:

●	Information received from you, such as your name, address, telephone number, social security number, occupation, and income;

●	Information relating to your transactions, including account balances, positions and activity;

●	Information which may be received from consumer reporting agencies, such as credit bureau reports and other information relating to your creditworthiness; and

●	Information that may be received from other sources with your consent.

Sharing of Nonpublic Personal Information

The Fund does not disclose nonpublic personal information relating to current or former shareholders, or to any third parties, except as required or permitted by law and in order to facilitate the clearing of shareholder transactions in the ordinary course of business.

Security

The Fund strives to ensure that its systems and those of its service providers are secure and that they meet industry standards.  We protect personal information that is provided by maintaining physical, electronic and procedural safeguards.  We employ firewalls, user authentication systems (i.e. passwords and personal identification numbers) and access control mechanisms to control access to systems and data.  Third parties who may have access to such personal information must also agree to follow appropriate standards of security and confidentiality.

The Adviser has educated its staff with regard to this privacy policy and as a general policy, the Adviser will not discuss or disclose information regarding an account except with authorized personnel or as required by law pursuant to regulatory request and/or authority.

Changes to the Fund’s Privacy Policy

The Fund reserves the right to make changes to this policy.

ADDITIONAL INFORMATION

INVESTMENT ADVISER	DIVIDEND-DISBURSING AND
TRANSFER AGENT
Trend Trader, LLC
8700 E. Northsight Boulevard	Gemini Fund Services, LLC
Suite 150	4020 South 147th Street, Suite 2
Scottsdale, Arizona 85260	Omaha, Nebraska 68137

DISTRIBUTOR	INDEPENDENT ACCOUNTANTS

Trend Trader, LLC	Briggs Bunting & Dougherty LLP
8700 E. Northsight Boulevard	Two Penn Center, Suite 820
Suite 150	Philadelphia, Pennsylvania 19102
Scottsdale, Arizona 85260

CUSTODIAN	LEGAL COUNSEL

Penson Financial Services, Inc.	Pepper Hamilton LLP
1700 Pacific Avenue, Suite 1400	3000 Two Logan Square
Dallas, Texas 75201	18th and Arch Streets
Philadelphia, Pennsylvania 19103

ADMINISTRATOR AND FUND
ACCOUNTANT

Gemini Fund Services, LLC
150 Motor Parkway, Suite 205
Hauppauge New York 11788

Additional information regarding the Trust and the Fund is included in the Statement of Additional Information (“SAI”) that has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will also be available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  You may receive the SAI, annual reports and semi-annual reports free of charge, request other information about the Fund and make shareholder inquiries by contacting the Fund at the address listed below or by calling, toll-free, 1-800-841-0380.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Equipointe Growth and Income Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

The Company’s 1940 Act File Number is 811-21508

STATEMENT OF ADDITIONAL INFORMATION

EQUIPOINTE FUNDS

Equipointe Growth and Income Fund
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137

1-800-841-0380

This Statement of Additional Information is dated September 30, 2005.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus (“Prospectus”) of Equipointe Funds (the “Trust”) dated September 30, 2005, as amended from time.  The Equipointe Growth and Income Fund (the “Fund”) is a series of the Trust.  The Prospectus is available without charge upon request to the above address or toll-free telephone number.

TABLE OF CONTENTS

ORGANIZATION OF THE TRUST AND THE FUNDS

INVESTMENT POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

INVESTMENT STRATEGIES AND RISKS

DISCLOSURE OF PORTFOLIO HOLDINGS

TRUSTEES AND OFFICERS

CODE OF ETHICS

PROXY VOTING POLICIES

PRINCIPAL SHAREHOLDERS

INVESTMENT ADVISER

FUND TRANSACTIONS AND BROKERAGE

DISTRIBUTOR

DISTRIBUTION OF FUND SHARES

CUSTODIAN

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

ADMINISTRATOR AND FUND ACCOUNTANT

SHAREHOLDER MEETINGS

PURCHASE AND PRICING OF SHARES

ANTI-MONEY LAUNDERING PROGRAM

REDEMPTIONS IN KIND

TAXATION OF THE FUNDS

PERFORMANCE INFORMATION

INDEPENDENT AUDITORS

FINANCIAL STATEMENTS

ORGANIZATION OF THE TRUST AND THE FUNDS

The Trust is an open-end management investment company, commonly referred to as a mutual fund.  The Trust was organized as a Delaware statutory trust on January 28, 2004.

The Trust may authorize the division of shares into separate and distinct series and the division of any series into classes of shares.  Each series represents interests in a separate portfolio of investments.  As of the date of this SAI, there is one series of shares outstanding:  the Equipointe Growth and Income Fund the “Fund”).  The shares of the Equipointe Growth and Income Fund (the “Growth and Income Fund”) are divided into two classes of shares (Institutional Class and Investor Class).   The Trust is authorized to issue an unlimited number of shares at a par value of $0.001.  Shares of each series, and each class of a series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series /class except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”) or when the matter affects only the interest of a particular series or class of a particular series.   When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  An annual meeting of shareholders will not be held unless the 1940 Act requires the election of trustees to be acted upon.  The trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(d) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a series of the Trust represents an equal beneficial interest in the net assets of such series and is entitled to receive a proportionate share of all distributions made with respect to such series, based upon the number of full and fractional shares of the series held.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the trustees may from time to time divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in the Trust.  In case of any liquidation of a Fund, the trustees shall distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of the affected series, based upon the ratio that each shareholder’s shares bears to the number of shares of such series (or class) then outstanding.  Expenses attributable to any Fund are borne by that Fund.  Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees in their sole discretion deem fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust other than such as the shareholder may at any time personally agree to pay by way of subscription for any shares or otherwise.

The Fund is “diversified” within the meaning of the 1940 Act.

INVESTMENT POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The following is a complete list of the Fund’s fundamental investment limitations, which, along with the Fund’s investment objective, cannot be changed without shareholder approval, which requires the approval of a majority of the applicable Fund’s outstanding voting securities.  As used in this SAI, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% or more of the Fund’s voting shares represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the Fund’s outstanding voting shares.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except U.S. government securities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) loan money to other Funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3. May not act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4. May not issue securities senior to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages, or pledges; (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

5. May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including a borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  If the amount borrowed at any time exceeds 33 1/3% of the Fund’s total assets, the Fund will, within three days (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund’s total assets.  The Fund may also borrow money from other persons, including from other Funds within the Trust, to the extent permitted by applicable law.

6.    May not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry or group of related industries.

7. May not purchase or sell real estate unless acquired as a result of ownership of other securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

8.  May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

With the exception of the investment restrictions set forth in items 2 and 5 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

With respect to fundamental investment limitations 2, 4 and 5 above, a Fund will not lend money to, or borrow money from, other Funds within the Trust, or pledge securities, subject to the limitation of 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), unless the Fund receives an exemptive order from the SEC that authorizes such activity.

The Fund’s investment objective is also a fundamental investment policy that cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. The investment objective of the Growth and Income Fund is to seek growth and income. The following are the non-fundamental operating policies  of the Fund that may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities when borrowings exceed 5% of its total assets.

5. Invest in other companies for the purpose of exercising control.

With the exception of the investment restriction set forth in non-fundamental operating policy 3 above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

With respect to non-fundamental policy 3 above, the SEC’s current position is that open-end investment companies should not make investments in illiquid securities if thereafter 15% or more of the value of their net assets would be so invested.  When, due to market fluctuations, a Fund’s holdings in illiquid securities reach 15% of the value of its net assets, the Fund will take corrective action to reduce its holdings in illiquid securities to below 15% of the value of its net assets.

INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

Borrowing

The Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed cannot exceed 33 1/3% of the value of the Fund’s total assets.  At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), the Fund will place in a segregated custodial account U.S. government securities or other liquid securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained.   The Fund’s borrowings can create an opportunity for greater return to the Fund and, ultimately, the Fund’s shareholders, but at the same time may increase exposure to losses.  In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds.   The Fund currently intends to borrow money only for temporary or emergency purposes and not as a principal investment strategy.

Cash Equivalents

The Fund may invest up to 80% of its total assets in cash and cash equivalents in limited circumstances to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.   The Fund defines cash equivalents to include the following:

1.         U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States and the Small Business Administration, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; and (c) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.         Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

3.         Bankers’ acceptances, which are short-term, credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.         Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

5.         For the Growth and Income Fund only, commercial paper.  Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.

Currency Risks

As a non-principal strategy, the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar.  Changes in foreign currency exchange rates affect the value of a Fund’s portfolio.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Depositary Receipts

As a part of its principal investment strategy, the Fund may invest up to 15% of its total assets in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) or other securities convertible into securities or issuers based in foreign countries.  While not a principal investment strategy, the Action Fund may also invest in depositary receipts.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  For purposes of a Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives

In General.  As a part of its principal investment strategy, the Fund may invest up to 40% of its total assets in derivative instruments.  The Fund may use derivative instruments for hedging or speculative purposes consistent with its investment objective (to hedge, to manage risk, to generate income, to increase position size or to create a position in securities moving in one market direction).  Derivative instruments are commonly defined to include securities or contracts whose value depends on (or “derive” from) the value of one or more other assets, such as securities, currencies or commodities.  These “other assets” are commonly referred to as “underlying assets.”

Hedging.  The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio.  Derivatives may also be used by the Fund to “lock-in” realized but unrecognized gains in the value of portfolio securities.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk.  The Fund may also use derivative instruments to manage the risks of its assets.  Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities.  The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange or OTC Derivatives.  Derivative instruments may be exchange-traded or traded in over-the-counter (“OTC”) transactions between private parties.  Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange.  Exchange contracts are generally liquid.  The exchange clearinghouse is the counterparty of every contract.  Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.  OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks and Special Considerations.  The use of derivative instruments involves risks and special considerations as described below.  Risks pertaining to particular derivative instruments are described in the sections that follow.

1.         Market Risk.  The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down.  Adverse movements in the value of an underlying asset can expose the Fund to losses.  Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.  A decision to engage in a derivative transaction will reflect the judgment of the Fund’s investment adviser, Trend Trader, LLC (the “Adviser”) that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations and operating policies.  In making such a judgment, the Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objective.

2.         Credit Risk.  The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument.  The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund.  The Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

3.         Correlation Risk.  When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments.  With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset.  With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated.  Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged.  For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

4.         Liquidity Risk.  Derivatives are also subject to liquidity risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options).  If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or is closed out.  The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

5.         Legal Risk.  Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6.          Systemic or “Interconnection” Risk.  Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants.  In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.  Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations.  This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations.  The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities.

The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulates trading in the futures markets.

The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund’s assets in a manner that raises issues under the 1940 Act.  In order to limit the potential for the leveraging of the Fund’s assets, the SEC has stated that the Fund may use coverage or the segregation of its assets.  Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of the Fund’s assets to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class.  In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Adviser may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and by reference to the nature of the exposure arising from the assets set aside in the segregated account.

Options.  The Fund may use options for hedging or speculative purposes consistent with its investment objective (to hedge, to manage risk, or to generate income).  An option is a contract in which the “holder” (the buyer) pays a certain amount (the “premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (the “strike price” or “exercise price”) at or before a certain time (the “expiration date”).  The holder pays the premium at inception and has no further financial obligation.  The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset.  The Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.  Options used by the Fund may include European, American and Bermuda style options.  If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option; if it is exercisable only at certain times, it is a “Bermuda” option.

The Fund may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position.  The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge.  Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options.  Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option.  All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under  ~~“~~Illiquid Securities.”  Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options.  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

The Fund may engage in options on futures transactions.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Futures Contracts.  The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective (to hedge, to manage risk, or to generate income).  The Fund may enter into futures contracts, including interest rate, index and currency futures, and purchase put and call options, and write covered put and call options, on such futures.  The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge.  Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities.  The Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices.  The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position.  Such options would have the same strike prices and expiration dates.  The Fund will engage in this strategy only when the Adviser believes it is more advantageous than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading are regulated by the CFTC.  Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market, currency or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place.  An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written.  Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index.  More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, the Fund realizes a loss; if it is more, the Fund realizes a gain.  Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract.  Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin,” consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value.  Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker.  When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written.  Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market.  The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market.  However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  Under these circumstances, the Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Exchange-Traded Funds

As a non-principal investment strategy, the Fund may invest in exchange-traded funds (“ETFs”).  ETFs represent shares of ownership in mutual funds, or unit investment trusts (“UITs”), that hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indices.  An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.  Investing in an ETF will give the Fund exposure to the securities that comprise the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.  Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (“NAV”).  Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares).  In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares at market prices throughout the day.  A Fund that invests in ETFs will indirectly bear its proportionate share of the expenses incurred by the ETFs in addition to the expenses incurred directly by the Fund.

Foreign Currency Hedging Transactions

As a non-principal investment strategy, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts and options thereon.  Forward contracts provide for the purchase, sale or exchange of an amount of a specified foreign currency at a future date.  The Fund will enter into forward contracts for hedging purposes only; that is, only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations between trade and settlement dates, dividend declaration and distribution dates and purchase and sale dates.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign currency futures contracts and options thereon traded in the U.S. are traded on regulated exchanges.  The Fund will enter into foreign currency futures and options transactions for hedging and other permissible risk management purposes only and may segregate assets to cover its futures contracts obligations.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing purchase transactions with respect to futures contracts are effected on an exchange.  The Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract.  There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Fund may suffer a loss.

The Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges.  A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option.  A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.  The Fund will not enter into foreign currency forwards, futures or related options on futures contracts if, along with the Fund’s investments in other options, more than 30% of its net assets would be committed to such instruments.

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC (“Section 1256 Contracts”) and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year.  Except for forward foreign currency exchange contracts that are subject to Section 1256 and Section 1256 Contracts that are part of a “mixed straddle” and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

Foreign Securities

As a non-principal investment strategy, the Fund may invest in foreign securities.  Investments in securities of foreign issuers involve risks, which are in addition to the usual risks inherent in domestic investments.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the illiquidity and volatility of foreign securities markets; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Each of these risks could increase the Fund~~'~~s volatility.  In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.   The Fund does not currently intend to invest more than 5% of its net assets in illiquid securities.  Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines.  The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board of Trustees has delegated to the Adviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to look to such factors as (i) the frequency of trades and the availability of quotes for the security, (ii) the number of dealers willing to purchase or sell the security and the number of potential purchasers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the marketplace for the trading of the security, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer and (v) the likelihood that the marketability of the security will be maintained throughout the anticipated period of time that the security will be held by the Fund.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors.  In return, the Fund will receive collateral in cash or money market instruments.  Cash or money market investments collateralizing the Fund’s loans of securities will be segregated and maintained at all times by the Fund’s custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.   The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.   The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by the Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.   The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.

Liquidity Risks

The Adviser may not be able to sell securities held in the Fund’s portfolio at an optimal time or at a price the Adviser believes the security is currently worth.  The Adviser may have to lower the selling price, sell other investments or forego an investment opportunity.  Securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.  An inability to sell securities can adversely affect a Fund’s value.

Natural Resources

As a part of its principal investment strategy, the Fund may invest up to 20% of its total assets in the securities of companies that are in the natural resources group of industries, such as coal, oil and gas, energy, utilities and commodities.  The Fund’s concentration in natural resources companies subjects it to certain risks.  The value of common stock, preferred stock and securities convertible into common stock of companies in which the Fund invests will fluctuate pursuant to market conditions, generally, as well as the market for the particular natural resource in which the issuer is involved.  Furthermore, the values of natural resources are affected by numerous factors including events occurring in nature and international politics.  For instance, events in nature (such as earthquakes or fires in prime natural resources areas) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.  In addition, inflationary pressures and rising interest rates may affect the demand for certain natural resources such as timber.  Accordingly, the Fund may shift its emphasis from one natural resources industry to another depending on prevailing trends or developments.

Non-Investment Grade Debt Securities (“Junk Bonds”)

As a non-principal investment strategy, the Fund may invest up to 8% of its total assets in non-investment grade debt securities, commonly referred to as junk bonds.  Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes.  The junk bond market is relatively new and its growth has paralleled a long economic expansion.  As a result, it is not clear how this market may withstand a prolonged recession or economic downturn.  Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Junk bond securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a junk bond security defaulted, the Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund’s net asset value.  If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits.  Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount.  Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations.  Junk bond securities typically contain redemption, call or prepayment provisions, which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings.  Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in junk bond securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt securities.  The Adviser continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all junk bond securities, there is no established retail secondary market for many of these securities.  The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund.  Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bond securities, especially in a thinly traded market.

Preferred Stock and Convertible Securities

As a non-principal investment strategy, the Fund may invest in preferred stock and convertible securities, which may include bonds, debentures, notes, or other securities that may be converted into or exchanged for a specified amount of common stock or warrants of the same or a different company within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive or have accrued interest normally paid on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.  Convertible securities generally:

•     have higher yields than common stocks, but lower yields than comparable non-convertible securities;

•     are less subject to fluctuation in value than the underlying stock (or warrant);

•     provide the potential for capital appreciation if the market price of the underlying common stock (or warrant) increases; and

•     may be subject to redemption at the option of the issuer at a price established in the governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant), or sell it to a third party.

Portfolio Turnover

The Adviser anticipates that the Fund will have very high portfolio turnover due to the active management of the portfolio.   The Fund’s portfolio turnover rate indicates changes in the Fund’s securities holdings.  The Adviser’s investment strategy for the Fund includes security selection based on moving averages and market timing.  The Fund anticipates an average yearly portfolio turnover of approximately 400%.   High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Brokerage costs are not reflected in the Fund’s total annual operating expenses because brokerage costs are capitalized and included as part of the purchase or sale price of the underlying securities.  Frequent trading may result in realization of taxable gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact the Fund’s returns.  It is possible that the Fund may distribute sizable capital gains to shareholders, regardless of the Fund’s net performance.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

Real Estate Investment Trust Securities (“REITs”)

As a part of its principal investment strategy, the Fund may invest up to 20% of its total assets in the equity securities of REITs.  REITs are pooled investment vehicles, which invest primarily in income producing real estate, or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.  A Fund, which invests in REITs, will indirectly bear its proportionate share of the expenses incurred by the REITs in addition to the expenses incurred directly by the Fund.  Investments in REITs may subject the Fund to risks similar to those associated with direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate value and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Short Sales Against the Box

When the Adviser believes that the price of a particular security held by the Fund may decline, it may, as a non-principal investment strategy, make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security that the Fund owns for delivery at a specified date in the future.  The Fund will limit its transactions in short sales against the box to 5% of its net assets.

Warrants

The Fund may invest in warrants as a non-principal investment strategy.  Warrants are options to purchase equity securities at a specific price for a specific period of time.  They do not represent ownership of the securities but only the right to buy them.  Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  In addition, the value of a warrant does not necessarily change with the value of the underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy that governs the disclosure of the Fund’s portfolio holdings.  This policy prohibits the selective disclosure of the Fund’s portfolio holdings to any third party, other than in accordance with the guidelines of the policy.

•     The Trust will disclose the Fund’s portfolio holdings as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

~~.~~

•     The Adviser may disclose Fund portfolio holdings in regulatory filings an in cases where the legitimate business purposes of the Fund are served by such disclosure, such as disclosures to service providers in connection with the fulfillment of their duties to the Trust.

•     The top ten holdings of the Fund are posted on the Trust’s website generally following a one-month lag.

•     The portfolio holdings of the Fund are disclosed to rating agencies such as Morningstar generally following a one-month lag.

•     Disclosure of portfolio holdings as of a particular month end (other than fiscal- or calendar –quarter end) may be made in response to inquiries from consultants.

The Trust is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board of Trustees (the “Board”) of the Trust.  No compensation or other consideration may be received by the Fund or the Adviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Board has delegated to the Chief Compliance Officer of the Trust (the “CCO”) the responsibility to monitor the Trust’s selective disclosure of portfolio holdings policy and to address any violations thereof.  The CCO shall report to the Board and the Board shall review quarterly any disclosures of Fund portfolio holdings outside of the permitted disclosures described above to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND OFFICERS

Under the laws of the State of Delaware, the Board of Trustees is responsible for managing the Trust’s business and affairs.

The trustees and officers of the Trust, together with information as to their principal business occupations during the last five years and other information, are shown below.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee

William A. Faust 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 68	Trustee since November 2004	Indefinite	Mr. Faust has been the owner and Treasurer of Faust Gallery, an art gallery located in Scottsdale, Arizona, since 1996. He has served as President of the Lovena Ohl Foundation, a not-for-profit organization supporting American Indian art and artists, since 1996. From 1983 to 2003, he served as Senior Vice President and Investment Officer of UMB Bank, n.a., which is based in Kansas City, Missouri.	1	None

Richard S. Tully 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 70	Trustee since November 2004	Indefinite	Mr. Tully is retired. He was Chief Financial Officer of International Color Services Corp., a graphic arts company, from 1994 to 1999 and provided consulting services to Integrated Graphics Inc., a printing services company that acquired International Color Services Corp., from 1999 to 2002.	1	None

Everett F. Ware, Jr. 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 59	Trustee since April 2004	Indefinite	Mr. Ware is retired. He was self-employed as a business consultant from 2002 to 2004. He served as the Executive Vice President and Bank Director of UMB Bank, n.a., which is based in Kansas City, Missouri, from 1969 to 2002.	1	None

Interested Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee

Mark A. Seleznov* 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 56	Trustee, Chief Executive Officer and President since April 2004	Indefinite	Mr. Seleznov has been the Managing Partner of Trend Trader, LLC since 1997.	1	None

Leo Herber** 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 73	Trustee since July 2004	Indefinite	Mr. Herber retired from the medical profession as a family practice physician in 1992.	1	None

Alex B. Seleznov* 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 27	Treasurer since April 2004	Indefinite

Mr. Seleznov has been the Director of Money Management Operations and Chief Financial Officer of Trend Trader, LLC since 1999.  From 1998 to 1999, Mr. Seleznov was a staff accountant at Semple & Cooper, LLP., a certified public accounting firm.

				N/A	N/A

Wendy Seleznov* 8700 E. Northsight Blvd. Suite 150 Scottsdale, Arizona 85260 Age: 54	Secretary since April 2004	Indefinite	Ms. Seleznov has been a Partner of Trend Trader, LLC since 1997. From January 2005 until July 2004, Ms. Seleznov was Chief Compliance Officer of the Trust.	N/A	N/A
Wendy Wang c/o Gemini Fund Services, LLC 150 Motor Parkway, Suite 205 Hauppauge, New York 11788 Age: 35	Chief Compliance Officer since July 2004;	Indefinite		N/A	N/A

*          Mark A. Seleznov, Alex B. Seleznov, and Wendy Seleznov are deemed to be “interested persons” of the Trust, as defined in the 1940 Act, because they are control persons and officers of the Adviser.  Mark Seleznov and Wendy Seleznov are married to each other; Alex Seleznov is their son.

**          Leo Herber is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because he has an ownership interest in the Adviser.

The Board of Trustees has two standing committees – an Audit Committee and a Nominating Committee.  Pursuant to its charter, the Audit Committee oversees the Funds’ accounting and financial policies; oversees the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and is responsible for the appointment, compensation and oversight of the Funds’ independent auditor.  The Audit Committee will meet as often as it deems necessary, but not less frequently than semi-annually.  All of the Trust’s Independent Trustees comprise the Audit Committee.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as trustees of the Trust and meets as often as it deems necessary.  All of the Trust’s Independent Trustees comprise the Nominating Committee.  The Fund does not currently have any policies in place regarding nominees for trustees recommended by shareholders.

The following table sets forth the dollar range of Fund shares beneficially owned by each trustee as of January 1, 2005 stated using the following ranges: none, $1-$10,000, $10,000-$50,000, $50,000-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned(1)

Interested Trustees
Name of Trustee	Growth and Income Fund
Mark A. Seleznov(2)	None
Leo Herber(2)	None

Independent Trustees
Name of Trustee
William A. Faust	None
Richard S. Tully	None
Everett F. Ware, Jr.	None

_____________________

(1)        The Fund was not offered for sale until February 14, 2005.

(2)        This trustee is deemed an “interested person” as defined in the 1940 Act.

Trustees and officers of the Trust who are also officers, directors or employees of the Adviser do not receive any remuneration from the Trust for serving as trustees or officers.  Accordingly, Mark A. Seleznov and Alex B. Seleznov do not receive any remuneration from the Trust for their services as trustees and/or officers.   The following table provides information relating to estimated compensation to be paid to William A. Faust, Leo Herber, Richard S. Tully and Everett F. Ware, Jr. for their services as trustees of the Trust for the current fiscal year.

Name	Aggregate Compensation from the Funds(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds Paid to Trustees
William A. Faust	$3,000	$0	$0	$3,000
Leo Herber	$3,000	$0	$0	$3,000
Richard S. Tully	$3,000	$0	$0	$3,000
Everett F. Ware, Jr.	$3,000	$0	$0	$3,000

_____________________

(1) Each trustee who is not deemed an “interested person” of the Fund, as defined in the 1940 Act, receives $750 for each Board of Trustees meeting attended by such person (whether the meeting is in person or telephonic), plus reasonable out-of-pocket expenses incurred in connection therewith.  Trustee compensation will be paid in cash.  The Board of Trustees expects to hold four meetings during the period indicated above.

CODE OF ETHICS

The Fund and the Adviser have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all access persons of the Fund and the Adviser and includes a statement on insider trading.  The term “access persons” includes a director, officer or advisory person of the Fund or the Adviser.  An advisory person includes any employee of the Adviser, and any natural person in a control relationship with the Fund or the Adviser who obtains information concerning recommendations made to the Fund regarding the purchase or sale of a security.  The Code of Ethics is based upon the principle that access persons of the Fund and the Adviser have a fiduciary duty to place the interests of the Fund’s shareholders above their own.

The Code of Ethics permits access persons to invest in securities, subject to certain restrictions.  The Code of Ethics prohibits access persons from purchasing or selling any security that is being actively considered for purchase or sale by the Adviser or is being purchased or sold by any client portfolio of the Adviser.  All access persons (other than Independent Trustees) pre-clear all transactions, and all access persons (other than Independent Trustees, subject to certain exceptions) must submit initial and annual securities holdings reports and quarterly transaction reports.  The Code of Ethics places other limitations on the acquisition of securities by access persons (other than Independent Trustees), such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

PROXY VOTING POLICIES

The Board of Trustees has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies, subject to the supervision of the Board of Trustees.  The Board of Trustees also authorized the Adviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The proxy voting policies and procedures provide that, in the event of a conflict between the interests of the Adviser and the Fund with regard to a proxy vote, the Board of Trustees has delegated its authority to the Independent Trustees and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The Adviser’s proxy voting policies and procedures provide that Mr. Mark A. Seleznov, the Adviser’s Managing Partner, and Mr. Alex B. Seleznov, the Adviser’s Director of Money Management Operations and Chief Financial Officer, will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  The Adviser has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  In situations where the Adviser’s interests conflict, or appear to conflict, with Fund or other client interests, the Adviser will take one of the following steps to resolve the conflict:

  Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the Adviser’s part;

  Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

  Refer the proxy to the client or to a fiduciary of the client for voting purposes;

  Suggest that the client engage another party to determine how the proxy should be voted; or

  Disclose the conflict to the client or, with respect to a Fund, the Board of Trustees (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

In the event of a conflict between the interests of the Adviser and the Fund with regard to a proxy vote, the Independent Trustees will be responsible for resolving the conflict.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling toll-free, 1-800-841-0380 and on the SEC’s website at http://www.sec.gov.  Telephone requests will be honored within three business days of receipt of the request.

PRINCIPAL SHAREHOLDERS

As of September 23, 2005, the following person were known by the Trust to own of record or beneficially 5% or more of the outstanding shares of any Class of the Fund, and no person owned a controlling interest (i.e., more than 25%) in the Fund:

Name and Address	Class	Number of Shares	Percent of Class	Percent of Fund
Leo Herber Scottsdale, AZ 85259	Investor	229,633.21	13.30%	13.30%
RKW Trust II Scottsdale, AZ 85254	Investor	125,876.49	7.26%	7.26%
Ronald H. Whiteside Scottsdale, AZ	Investor	90,700.97	5.23%	5.23%

Shareholders with a controlling interest in the Trust could affect the outcome of proxy voting or the direction of management of the Trust.

 As of September 23, 2005, the officers and trustees, as a group, owned beneficially 13.59% of the Fund’s investor class shares.

INVESTMENT ADVISER

Trend Trader, LLC, an Arizona limited liability company and a registered broker-dealer, is the investment adviser to the Funds.  Mr. Mark A. Seleznov, the Managing Partner and Portfolio Manager of the Adviser, is also a trustee and the Chief Executive Officer and President of the Trust.  Mr. Alex B. Seleznov, the Director of Money Management Operations and Chief Financial Officer of the Adviser, is also the Treasurer of the Trust.  Ms. Wendy Seleznov, a Partner of the Adviser, is also the Secretary of the Trust.  A brief description of the Fund’s investment advisory agreement is set forth in the Prospectuses under “Fund Management.”

Mark Seleznov owns 50% of the interests of the Adviser and Wendy Seleznov owns 50% of the interests of the Adviser.

The advisory agreement between the Adviser and the Fund is dated January 18, 2005 (the “Advisory Agreement”).  The Advisory Agreement has an initial term of two years and is required to be approved annually thereafter by the Board of Trustees of the Trust or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement was approved by the vote of the Independent Trustees on April 14, 2004, and by the initial shareholder of the Fund on January 18, 2005.  The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Trustees of the Trust, by vote of a majority of the Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

When the Board of Trustees approved the Advisory Agreement on April 14, 2004, the Board was provided materials relating to, and considered and evaluated the following: (i) the terms and conditions of the agreement, including the nature, extent and quality of the services to be provided to the Fund by the Adviser, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of the Fund’s expected fees and expenses in relation to various industry averages; (iii) the intention to have an expense cap arrangement between the Fund and the Adviser; and (iv) the trustees’ legal duties in considering the approval of the agreement.  The Board of Trustees compared the Fund’s expected expense ratios to the industry data provided by an independent service and reviewed the Adviser’s Form ADV.  On the basis of its review and the foregoing information, the Board of Trustees found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Fund’s future shareholders.

Under the terms of the Advisory Agreement, the Adviser supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board of Trustees.  At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 0.50% of the average daily net asset value of the Fund.  Pursuant to an expense cap/reimbursement agreement between the Adviser and the Fund, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.05% and 0.80% for the Investor Class and Institutional Class shares, respectively, of the Fund’s average daily net assets.  The management fee will be waived proportionately between each class based on relative assets.  The expense cap/reimbursement agreement will continue in effect until February 1, 2006, with successive renewal terms of one year unless terminated by the Adviser or the Fund at the end of a term.

Pursuant to an expense cap/reimbursement agreement between the Adviser and the Action Fund, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 2.75% of the Fund’s average daily net assets for the Investor Class shares.  The expense cap/reimbursement agreement will continue in effect until February 1, 2006, with successive renewal terms of one year unless terminated by the Adviser or the Fund at the end of a term.

FUND TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  The Adviser seeks the best execution at the best security price available with respect to each transaction.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.  In selecting brokers, the Adviser considers the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.

Pursuant to a brokerage agreement between the Trust and the Adviser, the Adviser, a registered broker-dealer, may execute portfolio transactions for the Fund, which results in the Fund’s payment of a brokerage fee to the Adviser.  This may create an incentive for the Adviser to place more frequent trades for the Fund due to the fact that it receives a brokerage fee for each executed trade.  This potential conflict of interest is heightened in light of the high estimated portfolio turnover of the Fund.  The Fund is charged a flat $7.00 brokerage commission for each trade executed through the Adviser.  The brokerage agreement has an initial term of one year and may not be terminated by the Adviser prior to the end of the initial term.  In determining when and to what extent to use Trend Trader, LLC as its broker for executing orders for the Fund on securities exchanges, the Adviser follows procedures, adopted by the Fund’s Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions.  This standard allows the Adviser to receive no more than the remuneration that an unaffiliated broker in a commensurate arm’s length transaction would expect to receive.  The Board approves and reviews transactions involving affiliated brokerage between the Trust and the Adviser on a quarterly basis in order to ensure that brokerage commissions are competitive and within industry standards.

The Adviser places portfolio transactions for other advisory accounts managed by the Adviser.  The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

DISTRIBUTOR

Trend Trader, LLC (the “Distributor”), 8700 E. Northsight Blvd., Scottsdale, Arizona 85260, also serves as the principal distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

DISTRIBUTION OF FUND SHARES

Description of Plan

With respect to the Investor Class shares, the Fund has adopted a Rule 12b-1 plan under the 1940 Act (“Plan”) pursuant to which certain distribution fees may be paid to the Distributor.  Under the terms of the Plan, the Fund may be required to pay the Distributor a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to the Investor Class shares (computed on an annual basis).  The Fund currently has no intention of paying any Rule 12b-1 fees in connection with its Institutional Class shares.  The Distributor is authorized, in turn, to pay all or a portion of these fees to any registered securities dealer, financial institution or other person (“Recipient”) who renders assistance in distributing Investor Class shares, pursuant to a written agreement (“Rule 12b-1 Related Agreement”).  To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares.  In addition, the Adviser and the Distributor may from time to time (but are not obligated to) make payments from their own resources to compensate others, including financial intermediaries with whom the Distributor or the Adviser has entered into written agreements, for, among other things, performing shareholder servicing, and related administrative functions.  The Distributor or the Adviser will determine the amount to be paid to such entities, including financial intermediaries and broker-dealers, provided that such amounts will not increase the amount that the Fund is allowed to pay under the Plan if reimbursement is sought under Rule 12b-1.

The Plan is a “reimbursement” plan, which means that the fees paid by a Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution fees.  If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid.  No interest, carrying, or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward.  If the Plan is terminated before the Distributor can be fully reimbursed, a Fund is not contractually obligated to pay these costs, although the Board of Trustees could approve this payment to the Distributor.

Payment of the distribution fees is to be made quarterly after the Distributor forwards to the Board of Trustees, and the trustees review, a written report of all amounts expended pursuant to the Plan; provided, however, that the aggregate payments by the Fund under the Plan to the Distributor and all Recipients currently may not exceed 0.25% (on an annualized basis) of the average daily net assets of the Fund attributable to the Investor Class shares for that quarter.

Payments under the Plan are to reimburse the Distributor for expenses incurred in connection with the promotion and distribution of the Fund’s Investor Class shares. These expenses may include, but are not limited to, printing and mailing prospectuses and financial reports to other than current shareholders; preparing, printing and distributing advertising material and sales literature; and compensation of broker-dealers.

From time to time, the Distributor may engage in activities that jointly promote the sale of shares of one or more classes of shares, the cost of which may not be readily identifiable as related to any one class.  Generally, the distribution expenses attributable to such joint distribution activities will be allocated among each class of shares on the basis of its respective net assets, although the Board of Trustees may allocate such expenses in any other manner it deems fair and equitable.

The Plan, including a form of the Rule 12b-1 Related Agreement, has been unanimously approved by the Board of Trustees, including all of the members of the Board of Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 Related Agreements (“Independent Trustees”) voting separately.

The Plan, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 Related Agreement, as applicable.  In addition, the Plan, and any Rule 12b-1 Related Agreement, may be terminated with respect to the Fund at any time, without penalty, by vote of a majority of the outstanding voting securities of the Investor Class shares of the Fund, or by vote of a majority of Independent Trustees (on not more than 60 days’ written notice in the case of the Rule 12b-1 Related Agreement only).

Interests of Certain Persons

The Adviser, in its capacity as the Fund’s investment adviser, has an indirect financial interest in the Plan, and the Distributor, in its capacity as principal distributor of Fund shares, has a direct financial interest in the Plan.  Mr. Mark A. Seleznov and Ms. Wendy Seleznov have an indirect interest in the Plan through their control of the Adviser and the Distributor.  No other “interested person” of the Funds, as defined in the 1940 Act, and no trustee of the Fund who is not an “interested person” has or had a direct or indirect financial interest in either the Plan or any Rule 12b-1 Related Agreement.

Anticipated Benefits to the Fund

The Board of Trustees considered various factors in connection with its decision to approve the Plan, including:

•     the nature and causes of the circumstances which make implementation and continuation of the Plan necessary and appropriate;

•     the way in which the Plan addresses those circumstances, including the nature and amount of expenditures;

•     the nature of the anticipated benefits;

•     the merits of possible alternative plans or pricing structures;

•     the relationship of the Plan to other distribution efforts of the Fund; and

•     the possible benefits of the Plan to any other person relative to those of the Fund.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Trustees determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Fund and its shareholders in at least one or several potential ways.  Specifically, the Board of Trustees concluded that the Distributor and any Recipients operating under Rule 12b-1 Related Agreements would have little or no incentive to incur promotional expenses on behalf of a Fund if a Rule 12b-1 plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, continued viability of the Fund.  In addition, the Board of Trustees determined that the payment of Rule 12b-1 fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders.  Finally, the Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Trustees believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board of Trustees will monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding annually whether to continue the Plan.

CUSTODIAN

As custodian of the Funds’ assets, Penson Financial Services, Inc. 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201,has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC (“GFS”), 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  As transfer and dividend distributing agent, GFS~~.~~ has agreed, among other duties, to:  (1) maintain shareholder accounts; (2) process purchase and redemption orders, transfers and exchanges; (3) process dividend payments; (4) respond to inquiries by Fund shareholders and others relating to its duties; (5) mail prospectuses, annual and semi-annual reports and other shareholder communications; (6) implement the Trust’s anti-money laundering procedures; and (7) calculate any Rule 12b-1 Plan fees.

ADMINISTRATOR AND FUND ACCOUNTANT

GFS (the “Administrator”) also provides administrative and fund accounting services to the Fund pursuant to an Administration and Fund Accounting Agreement.  Under the Administration Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purposes of filings with the SEC and state  securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws: (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) overseeing the calculation of performance data; (viii) preparing and maintaining the Fund’s operating expense budget; (viii) coordinating the Funds’ annual audit; and (ix) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For such administrative and accounting services, GFS receives from the Fund~~,~~ the greater of: (i) a minimum service fee of $90,000; or (ii) a fee, computed daily and payable monthly based on a percentage of the Fund’s monthly average net assets, with such rates decreasing as the assets of the Fund reach certain levels, plus out-of-pocket expenses, as follows: 0.40% for the first $50 million in assets; 0.35% for the next $50 million in assets; and 0.30% for assets in excess of $100 million.

SHAREHOLDER MEETINGS

The 1940 Act permits registered investment companies, such as the Trust, to operate without an annual meeting of shareholders under specified circumstances.  The Trust has adopted the appropriate provisions in its by-laws and may, at its discretion, not hold an annual meeting in any year in which the election of trustees is not required to be acted on by shareholders under the 1940 Act.

The Trust does not normally hold shareholders’ meetings except when required by the 1940 Act or other applicable law. The Board of Trustees will call a shareholders’ meeting for the purpose of voting on the question of removal of a trustee when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust that are entitled to vote.

PURCHASE AND PRICING OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in each Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.   The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange on which such securities are primarily traded, and with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price.  However, securities traded on a national securities exchange for which there were no transactions on a given day or securities not listed on a national securities exchange or NASDAQ are valued at the most recent bid prices.  Other exchange-traded securities (generally foreign securities) will be valued based on market quotations.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or its delegate.  The Board of Trustees has approved the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities (securities with an original maturity of no more than 365 days) held by a Fund are generally valued on an amortized cost basis.

The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern Time, and at other times, may not be reflected in the calculation of net asset value of a Fund.

Detailed information on the purchase and redemption of shares is included in each Prospectus.  Shares of each Fund are sold without an initial sales charge at the next price calculated after receipt of an order for purchase in proper form.  In order to purchase shares of the Fund, you must invest the initial minimum investment, which ordinarily must be at least $1,000.  However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)’s or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Transfer Agent.  The share price you receive will be the net asset value next computed after the Transfer Agent receives your purchase order in proper form.   The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those who are unable to provide adequate identification pursuant to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).

You may request redemption of part or all of your Fund shares at any time by submitting such request to the Transfer Agent or the Distributor.  The share price you receive will be the net asset value next determined after the Transfer Agent receives your redemption request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, the Fund may hold payment of that portion of an investment, which was made by check, which has not been collected for up to 10 calendar days.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act.  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, the designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

Pursuant to the USA PATRIOT Act and the Program, the Trust may be required to “freeze” the account of a shareholder or take other action if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

REDEMPTIONS IN KIND

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in kind (a payment in portfolio securities rather than in cash).  Redemptions in kind may include distributions of illiquid securities.  Accordingly, shareholders receiving securities issued pursuant to an in kind distribution may have difficulty selling the securities at an optimal time or at a price the shareholder believes the securities are currently worth.  In addition, the securities received in kind by a shareholder may decline in value before being liquidated.  If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer and you may have to pay taxes on any capital gains.

TAXATION OF THE FUNDS

The Fund intends to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Code and, if so qualifies, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  In the event the Fund fails to qualify as a “regulated investment company,” the Fund will be treated as a regular corporation for federal income tax purposes.  Accordingly, the Fund would be subject to federal income taxes and any distributions that they make would be taxable and non-deductible by the Fund.  What this means for shareholders of the Fund is that the cost of investing in the Fund would increase.  Under these circumstances, it may be more economical for shareholders to invest directly in securities held by the Fund, rather than invest indirectly in such securities through the Fund.

For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, except to the extent any of the dividends are “qualified dividend income” eligible for the reduced rate of tax on net long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains.  Currently, this maximum rate is set at 15%.  Absent further legislation, the reduced rates on qualified dividend income will cease to apply after December 31, 2008.

Generally, “qualified dividend income” includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.”  Passive foreign investment corporations, foreign personal holding companies, foreign investment companies, and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations.  Dividends received by the Fund from REITs are qualified dividends only in limited circumstances.  The portion of dividends that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund.  If the Fund have gross income (including the excess of net short-term capital gains over net long-term capital losses) of which at least 95% are from qualified dividends, all of the Fund’s distributions attributable to dividends will be eligible for the lower rates on qualified dividends.  Certain holding period requirements also must be satisfied to obtain qualified dividend treatment.

Distributions that are not of “qualified dividend income” under the Internal Revenue Code, interest income, other types of ordinary income, and net short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  If a portion of the Fund’s income consists of certain dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders, if properly designated, may be eligible for the dividends received deduction.  Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions after the close of each calendar year.

Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes; however, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time  the  Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, local or foreign tax considerations applicable to you.  You are urged to consult your own tax advisor.

PERFORMANCE INFORMATION

The Fund’s historical performance or return (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return.   The Fund’s performance figures are based upon historical results and are not necessarily representative of future performance.  Factors affecting the Fund’s performance include general market conditions, operating expenses and investment management.  Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time, assuming the reinvestment of all dividends and distributions.  Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period.  Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

P = a hypothetical initial payment of $1,000.

T = average annual total return.

n = number of years.

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) (“initial investment”) in a Fund’s shares on the first day of the period and computing the “ending value” of that investment at the end of the period.  The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage.  The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of a Fund on the reinvestment dates during the period.  Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

A Fund may also quote after-tax total returns to show the impact of assumed federal taxes on an investment in the Fund.  A Fund’s total return after taxes on distributions shows the effect of taxable distributions on an investment in shares of the Fund for a specified period of time.  A Fund’s total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period.  To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual tax rate then in effect.  Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund.  State and local taxes are ignored.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns reflect past tax effects and are not predictive of future tax effects.

The average annual total return (after taxes on distributions) for a Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD  =  ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate to the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and sale of Fund shares).

n = number of years.

ATVDR= ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and sale of Fund shares.

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.  Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Returns are not provided for the Funds because the Funds have been in operation for less than a full fiscal year.

Volatility

Occasionally statistics may be used to specify the Fund’s volatility or risk.  Measures of volatility or risk are generally used to compare the Fund’s net asset value or performance relative to a market index.  One measure of volatility is beta.  Beta is the volatility of a fund relative to the total market as represented by the S&P 500® Index.  A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market.  Another measure of volatility or risk is standard deviation.  Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time.  The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Comparisons

From time to time, in marketing and other Fund literature, the Fund’s performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations.  Among these organizations, Lipper, Inc. (“Lipper”), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited.  Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested.  Such calculations do not include the effect of any sales charges imposed by other funds.   The Fund will be compared to Lipper’s appropriate fund category, that is, by fund objective and portfolio holdings.

The Fund’s performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return.  Morningstar’s ratings range from five stars (highest) to one star (lowest) and for each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return Measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  Ratings are not absolute or necessarily predictive of future performance.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of or selections from, editorials or articles about the Fund.  Sources for Fund performance and articles about a Fund may include publications such as Money, Forbes, Kiplinger’s, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron’s and a variety of investment newsletters.

The Fund may compare its performance to a wide variety of indices and measures of inflation including the S&P 500® Index, the NASDAQ Over-the-Counter Composite Index, the Russell 2000 Index and the Russell 1000 Growth Index.  There are differences and similarities between the investments that a Fund may purchase for their respective portfolios and the investments measured by these indices.

Investors may want to compare the Fund’s performance to that of certificates of deposit offered by banks and other depositary institutions.  Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured.  Withdrawal of the deposits prior to maturity normally will be subject to a penalty.  Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.  Investors may also want to compare performance of a Fund to that of money market funds.  Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

INDEPENDENT AUDITORS

Briggs Bunting & Dougherty LLP (“Briggs  Bunting”), Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102 was selected as the independent auditors for the Fund on June 6, 2005.  As of such date, Briggs Bunting will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns and perform other professional services when engaged to do so by the Fund. The financial statements included are from an updated seed capital audit as of January 20, 2005 prepared by Briggs Bunting on September 27, 2005.  The initial seed capital audit dated May 24, 2004, which was filed with the Fund’s initial registration statement dated January 21, 2005, was prepared by the Fund auditors at that time, BKD, LLP, 1360 Post Oak Boulevard, Suite 1900, Houston, Texas 77056.  The Fund certifies that no material changes to the seed capital financial statements occurred between May 24, 2004 and January 20, 2005.

FINANCIAL STATEMENTS

The following financial statements of the Trust are contained herein:

a.          Report of Independent Registered Public Accounting Firm;

b.         Statement of Assets and Liabilities;

c.          Statements of Operations; and

d.         Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Equipointe Funds

Scottsdale, Arizona

We have audited the accompanying statements of assets and liabilities and of operations of Equipointe Action and Equipointe Growth & Income Fund, each a series of Equipointe Funds, as of January 20, 2005.  These financial statements are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equipointe Action Fund and Equipointe Growth & Income Fund as of January 20, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

September 27, 2005

Equipointe Funds
Statements of Assets and Liabilities

	Growth and Income Fund	Action Fund
	Investor Class
ASSETS

Cash	$50,000	$50,000

Prepaid initial registration expenses	936	624

Total Assets	50,936	50,624

LIABILITIES
Payable to investment adviser	936	624

Total Liabilities	936	624

NET ASSETS	$50,000	$50,000

Capital shares outstanding, $0.001 par value, unlimited shares authorized	5,000	5,000

Net asset value, offering price and redemption price per share	$10.00	$10.00

January 20, 2005

	Growth and Income Fund	Action Fund
	Investor Class
EXPENSES

Organizational Expenses	$50,000	$50,000
Less: Expenses reimbursed by Adviser	(50,000)	(50,000)

Net Income (Loss)	$ -	$ -

 EQUIPOINTE FUNDS

NOTES TO FINANCIAL STATEMENTS

January 20, 2005

ORGANIZATION AND REGISTRATION

Equipointe Funds (the “Trust”), formerly Trend Trader Funds, is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company The Trust was organized as a Delaware statutory trust on January 28, 2004.

The Trust may authorize the division of shares into separate and distinct series and the division of any series into classes of shares. Each series represents interests in a separate portfolio of investments. There are two series of shares outstanding: the Equipointe Growth and Income Fund and the Equipointe Action Fund (each a “Fund” and, collectively, the “Funds”). The shares of the Equipointe Growth and Income Fund (the “Growth and Income Fund”) are divided into two classes of shares (Institutional Class and Investor Class). The Equipointe Action Fund (the “Action Fund”) currently consists of a single class of shares (Investor Class). The Fund has had no operations other than those relating to organizational matters, including the sale of 5,000 Investor shares and 5,000 Investor shares of beneficial interest in the Growth and Income Fund and Action Fund, respectively, to capitalize the Trust, which were sold to Trend Trader, LLC, the Funds’ investment adviser (the “Adviser”), on May 24, 2004 for cash in the amount of $100,000.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period.  Actual results could differ from those estimates.

Organization and Prepaid Initial Registration Expenses

Expenses incurred by the Trust in connection with the organization and the initial public offering of shares are expensed as incurred these expenses were advanced by the Adviser Pursuant to an agreement with the Funds, the Adviser intends to recoup any expenses advanced on behalf of the Funds in accordance with expense reimbursement agreements discussed in Note 3.

Federal Income Taxes

The Funds intend to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis

INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for its services, each Fund pays to the Adviser a monthly advisory fee at an annual rate of 0.50% of their respective average daily net assets.  The agreements further stipulate that the Adviser will reimburse each Fund for annual operating expenses (including organizational costs) to the extent necessary to ensure the Growth and Income Fund ’ s operating expenses do not exceed 1.05% and 0.80% of the Fund’s average daily net assets for the Investor Class and Institutional Class shares, respectively; and the Action Fund’s operating expenses do not exceed 2.75% of the Fund’s average daily net assets.

Additionally, the agreements allow the Adviser to recover amounts previously reimbursed for operating expenses (including organizational costs) to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense caps. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense cap.  Under the agreements, the Adviser can only recover such amounts for a period of up to three years.

The expense cap agreements will continue in effect through at least the Funds’ first full year of operations, with successive renewal terms of one year unless terminated by the Adviser or the Funds at the end of a term.

Trend Trader, LLC (the “Distributor”), 8700 E. Northsight Blvd, Scottsdale, Arizona 85260, also serves as the principal distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of the Funds are offered on a continuous basis.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute each Fund’s shares. Under the terms of the Plan, the Action Fund and the Investor Class shares of the Growth and Income Fund pay the Distributor a fee of 0.25% of their respective average daily net assets~~.~~

Certain officers and directors of the Trust are also officers and/or directors of the Trust’s investment adviser, Trend Trader, LLC.